CANWEALTH MINERALS CORPORATION

(AN EXPLORATORY STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE PERIOD FROM FEBRUART 1, 2006 (DATE OF INCEPTION)

 TO

SEPTEMBER 30, 2012

TABLE OF CONTENTS

Condensed Balance Sheets as of September 30, 2012 (unaudited) and December 31, 2011	F-2

Unaudited Condensed Statements of Operations and Comprehensive Loss for the nine months ended September 30, 2012 and 2011 and for the period from February 1, 2006 (Date of Inception) to September 30, 2012	F-3

Unaudited Condensed Statements of Stockholders’ Deficit for the period from February 1, 2006 (Date of Inception) to September 30, 2012	F-4

Unaudited Condensed Statements of Cash Flows for the nine months ended September 30, 2012 and 2011 and for the period from February 1, 2006 (Date of Inception) to September 30, 2012	F-5

Notes to Unaudited Condensed Financial Statements	F-6

F-1

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

CONDENSED BALANCE SHEETS

	September 30, 2012	December 31, 2011
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalent	$1	$57
Other current assets	4,098	3,874
Total current assets	4,099	3,931

Property and equipment	50,833	50,833

Other assets:
Intangible assets	12,865	12,095
Total other assets	12,865	12,095

Total assets	$67,797	$66,859

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$29,051	$2,654
Loans from related parties	95,046	90,984
Total current liabilities	124,098	93,638

Commitments and contingencies	-	-

Stockholders' deficit:
Preferred stock; unlimited number of shares authorized, none issued and outstanding as of September 30, 2012 and December 31, 2011	-	-
Common stock; unlimited number of shares authorized	-	-

Class A common stock; unlimited shares designated; no par value, 100 shares issued and outstanding as of September 30, 2012 and December 31, 2011	101	101
Other comprehensive (loss) income	(1,687)	529
Deficit accumulated during the exploratory stage	(54,715)	(27,409)
Total stockholders' deficit	(56,301)	(26,779)

Total liabilities and stockholders' deficit	$67,797	$66,859

The accompanying notes are an integral part of these interim unaudited condensed financial statements

F-2

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the nine months ended September 30, 2012	For the nine months ended September 30, 2011	For the period February 1, 2006 (date of inception) through September 30, 2012
Revenue	$-	$-	$-

OPERATING EXPENSES:
Selling, general and administrative	27,248	15,599	54,497
Total operating expenses	27,248	15,599	54,497
Loss from operations	(27,248)	(15,599)	(54,497)

OTHER INCOME (EXPENSE):
Interest expense	(57)	(6)	(218)

Loss before provision for income taxes	(27,305)	(15,605)	(54,714)
Provision for income taxes :
Current	-	-	-
Deferred	-	-	-
Total income taxes	-	-	-

NET LOSS	$(27,305)	$(15,605)	$(54,715)
Cumulative translation loss	(2,216)	(126)

Comprehensive loss	$(29,521)	$(15,731)

The accompanying notes are an integral part of these interim unaudited condensed financial statements

F-3

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

UNAUDITED CONDENSED STATEMENT OF STOCKHOLDERS’ DEFICIT

For the Period February 1, 2006 (date of inception) through September 30, 2012

	Common Stock			(Deficit) Accumulated During
	Shares	Amount	Other comprehensive income (loss)	Exploratory Stage	Total
Balance at date of inception, February 1, 2006	-	$-	$-	$-	$-
Issuance of common stock	1	101	-	-	101

Cumulative translation gain	-	-	25	-	25

Net loss	-	-	-	(262)	(262)

Balance, December 31, 2009	1	101	25	(262)	(137)
Cumulative translation gain	-	-	209	-	209

Net loss for the year ended December 31, 2010	-	-	-	(8,527)	(8,527)
Balance, December 31, 2010	1	101	234	(8,789)	(8,455)
Issuance of common stock	99	-	-	-	-

Cumulative translation gain	-	-	295	-	295

Net loss for the year ended December 31, 2011	-	-	-	(18,620)	(18,620)
Balance, December 31, 2011	100	101	529	(27,409)	26,780

Cumulative translation loss	-	-	(2,216)	-	(2,216)
Net loss	-	-	-	(27,305)	(27,305)
Balance, September 30, 2012	100	$101	$(1,687)	$(54,715)	$(56,301)

The accompanying notes are an integral part of these interim unaudited condensed financial statements

F-4

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	For the nine months ended September 30, 2012	For the nine months September 30, 2011	For the period February 1, 2006 (date of inception) through September 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES :
Net loss	$(27,305)	$(15,604)	$(54,715)
Adjustments to reconcile net loss to net cash used in operating activities:
Operating expenses incurred by related parties on behalf of the Company	3,292	18,854	31,348
Changes in operating assets and liabilities:
Other current assets	(224)	(2,959)	(4,098)
Accounts payable and accrued liabilities	26,398	649	29,052
Net cash provided by (used in) operating activities	2,160	940	1,587

CASH FLOWS FROM INVESTING ACTIVITIES:	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:	-	-
Proceeds from sale of class A common stock	-	-	101
Net cash provided by financing activities	-	-	101

Effect of foreign exchange gain (loss)	(2,216)	(127)	(1.687)

Net (decrease) increase in cash and cash equivalents	(56)	813	1

Cash and cash equivalents at beginning of period	57	-	-

Cash and cash equivalents at end of period	$1	$813	$1

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$-	$-	$-
Cash paid during the period for income taxes	$-	$-	$-

NONCASH INVESTING AND FINANCING ACTIVITIES:
Property and equipment purchased through loans from related parties	$-	$-	$50,833
Intangible assets purchased through loans from related parties	$770	$12,141	$12,865

The accompanying notes are an integral part of these interim unaudited condensed financial statements

F-5

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

Notes to Interim Unaudited Condensed Financial Statements

September 30, 2012 and 2011

NOTE 1 - NATURE OF OPERATIONS

Canwealth Minerals Corporation was organized on February 1, 2006 under the laws of the Canada Business Corporations Act.

Canwealth’s mission is to develop the mining concessions it has registered in various areas of Northern Quebec, which based on assay reports of preliminary samples taken from these sites, has shown to contain traces of various elements such as gold, silver, copper, rare earth and other such minerals.

The Company, when presented with the opportunity to do so, will seek to register additional land claims in other regions of Quebec, however it is not limited to only that region of North America, or any other area where opportunities may present themselves.  Upon entering into agreements to acquire concessions, the Company will market the properties to mining companies and other interested parties.

The Company’s year end is December 31.

The Company is in the exploratory stage as defined by Accounting Standards Codification subtopic 915-10 Development stage Entities (“ASC 915-10”) with its efforts principally devoted to exploring the mines. To date, the Company has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from inception through September 30, 2012, the Company has accumulated losses of $54,715. The Company also owns as of September 30, 2012, mining equipment with an associated cost of $50,833 and mining concessions at a cost of $12,865.

NOTE 2 - MERGER AND RECAPITALIZATION

On August 10, 2012, USG1, Inc., a Delaware corporation (“USG1”), entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”) with Canwealth Minerals Corporation, a Delaware corporation (“Canwealth Delaware”), and Kimi Royer as representative of the USG1 stockholders, pursuant to which Canwealth Delaware would merge with and into USG1 at the closing, as contemplated by the Merger Agreement. Upon the closing, the existing shares of Canwealth Delaware common stock will convert into 44,169,231 shares of USG1 common stock. The existing USG1 stockholders will continue to hold 6,600,000 shares of USG1 common stock. As consideration for the Merger, Canwealth shall pay the Stockholder Representative an aggregate of Fifty Thousand Dollars ($50,000) (the. "Merger Consideration"), who shall be solely responsible to distribute such Merger Consideration among the non-Dissenting Stockholders (the "Non-Dissenting Stockholders") on a pro rata basis relative to the number of shares of USGI Stock held by each such Non-Dissenting Stockholder prior to the Merger. The Merger Consideration shall be paid by Canwealth as follows:

(A)	Ten Thousand Dollars ($10,000) shall be payable upon a Registration Statement on Form S-1 filed by the Surviving Company being declared effective by the Securities and Exchange Commission; and

(B)	Forty Thousand Dollars ($40,000) shall be payable upon (i) the filing of a Form 15c2-11 by the Surviving Company and (ii) the shares of USGI Stock being actively traded on "stock exchange or quotation service.

Prior to the consummation of the merger, the stockholders of Canwealth Minerals Corporation, a company organized on February 1, 2006 under the laws of the Canada Business Corporations Act (“Canwealth Quebec”), contributed their shares of Canwealth Quebec to Canwealth Delaware in exchange for shares of Canwealth Delaware common stock per contribution agreement dated November 29, 2012. As a result of the foregoing, Canwealth Quebec is a wholly-owned subsidiary of Canwealth Delaware. Following the merger, USG1 succeeded to the mining business and operations of Canwealth Quebec. Prior to the merger, there were no material relationships between USG1 and Canwealth Delaware or Canwealth Quebec or between Company’s respective affiliates, directors or officers. All USG1 pre-merger liabilities were settled prior to closing. Upon the effectiveness of the merger, the existing directors and officers of USG1 each resigned and Garth McIntosh was elected as the sole officer and director of USG1.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied in the presentation of financial statements are as follows:

Revenue Recognition

The Company will recognize revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

ASC 605-10 incorporates Accounting Standards Codification subtopic 605-25, Multiple-Element Arraignments (“ASC 605-25”). ASC 605-25 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. There was no effect of implementing 605-25 on the Company's financial position and results of operations.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reported period. Actual results could differ materially from the estimates.

F-6

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

Notes to Interim Unaudited Condensed Financial Statements

September 30, 2012 and 2011

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalent

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. At September 30, 2012 cash consists of a checking account.

Mine Exploration and Development Costs

The Company accounts for mine exploration costs in accordance with Accounting Standards Codification 932, Extractive Activities. All exploration expenditures are expensed as incurred. Mine development costs are capitalized until production, other than production incidental to the mine development process, commences and are amortized on a units of production method based on the estimated proven and probable reserves. Mine development costs represent costs incurred in establishing access to mineral reserves and include costs associated with sinking or driving shafts and underground drifts, permanent excavations, roads and tunnels. The end of the development phase and the beginning of the production phase takes place when construction of the mine for economic extraction is substantially complete. Coal extracted during the development phase is incidental to the mine’s production capacity and is not considered to shift the mine into the production phase. Amortization of capitalized mine development is computed based on the estimated life of the mine and commences when production, other than production incidental to the mine development process, begins. From February 1, 2006 (date of inception) through September 30, 2012, the Company had not incurred any mine development costs.

Mine Properties

The Company accounts for mine properties in accordance with Accounting Standard Codification 930, Extractive Activities-Mining. Costs of acquiring mine properties are capitalized by project area upon purchase of the associated claims. Mine properties are periodically assessed for impairment of value and any diminution in value. There were nine mineral properties as of September 30, 2012 disclosed as intangible assets at $12,865.

 Income Taxes

The Company has adopted Accounting Standards Codification subtopic 740-10, Income Taxes (“ASC 740-10”) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes consist primarily of timing differences such as deferred officers’ compensation and stock compensation accounting versus tax differences.

Net Loss Per Share, basic and diluted

The Company has adopted Accounting Standards Codification Subtopic 260-10, Earnings Per Share (“ASC 260-10) specifying the computation, presentation and disclosure requirements of earning per share information. Basic loss per share has been computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding for the period. There were no diluted shares as of September 30, 2012 and December 31, 2011.

Derivative Instruments

The Company accounts for derivative instruments in accordance with Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”), which   establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At September 30, 2012 and December 31, 2011, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

F-7

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

Notes to Interim Unaudited Condensed Financial Statements

September 30, 2012 and 2011

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

The Company's financial instruments, as defined by Accounting Standard Codification subtopic 825-10, Financial Instrument (“ASC 825-10), include cash, accounts payable and convertible note payable. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at September 30, 2012.

FASB ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. ASC 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1: Observable inputs such as quoted prices in active markets;

Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs in which there is little or no market data, which requires the reporting entity to develop its own assumptions

The Company does not have any assets or liabilities measured at fair value on a recurring basis at September 30, 2012 and December 31, 2011. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the year ended September 30, 2012 and December 31, 2011.

Foreign Currency Translation and Comprehensive Income (Loss)

The functional currency of Canwealth is the Canadian Dollar (“CAD”). For financial reporting purposes, CAD were translated into United States Dollars (“USD” or “$”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period.

Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income”. Gains and losses resulting from foreign currency transactions are included in the results of operations. There has been no significant fluctuation in the exchange rate for the conversion of CAD to USD after the balance sheet date.

The Company uses Accounting Standard Codification 220 “Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for the nine months ended September 30, 2012 and 2011 and for the period February 1, 2006 (date of inception) through September 30, 2012 consisted of net income and foreign currency translation adjustments.

The exchange rates used to translate amounts in CAD into USD for the purposes of preparing the financial statements were as follows:

	September 30, 2012	September 30, 2011
Period-end CAD: USD exchange rate	$0.9996	$1.0000
Average Period CAD: USD exchange rate	$0.9783	$0.9891

Stock Based Compensation

The Company follows Accounting Standards Codification subtopic 718-10, Compensation (“ASC 718-10”) which requires that all share-based payments to both employees and non-employees be recognized in the income statement based on their fair values.

As of September 30, 2012 and December 31, 2011, the Company did not have any issued or outstanding stock options.

F-8

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

Notes to Interim Unaudited Condensed Financial Statements

September 30, 2012 and 2011

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration and Credit Risk

The Company’s principal operations are all carried out in Canada. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in Canada, and by the general state of Canadian economy. The Company’s operations in Indonesia are subject to specific considerations and significant risks not typically associated with companies in North America. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Research and Development

The Company accounts for research and development costs in accordance with Accounting Standards Codification subtopic 730-10, Research and Development (“ASC 730-10”). Under ASC 730-10, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved as defined under the applicable agreement. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company did not incur any research and development expenses from February 1, 2006 (date of inception) through September 30, 2012.

Reliance on Key Personnel and Consultants

The Company employs three executive officers. The Company is heavily dependent on the continued active participation of these current executive officers, employees and key consultants. The loss of any of the senior management or key consultants could significantly and negatively impact the business until adequate replacements can be identified and put in place.

Impact of New Accounting Standards

The Company has reviewed all other recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on its results of operation, financial position or cash flows. Based on that review, the Company believes that none of these pronouncements will have a significant effect on its unaudited condensed financial statements.

NOTE 4 - GOING CONCERN MATTERS

The accompanying unaudited condensed financial statements have been prepared on a basis that assumes the Company will continue as a going concern. As of September 30, 2012, the Company has a deficit accumulated during exploration stage of $54,715 and has incurred significant operating losses and negative cash flows. For the nine months ended September 30, 2012, the Company sustained a net loss of $27,305 compared to a net loss of $15,605 for the nine months ended September 30, 2011. The Company will need additional financing which may take the form of equity or debt. In the event the Company are not able to increase its working capital, the Company will not be able to implement or may be required to delay all or part of its business plan, and their ability to attain profitable operations, generate positive cash flows from operating and investing activities and materially expand the business will be materially adversely affected. The accompanying unaudited condensed financial statements do not include any adjustments relating to the classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the company be unable to continue in existence.

F-9

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

Notes to Interim Unaudited Condensed Financial Statements

September 30, 2012 and 2011

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment at September 30, 2012 and December 31, 2011 are as follows

	September 30, 2012 (unaudited)	December 31, 2011
Mining machinery and equipment	$50,833	$50,833
Total	$50,833	$ 50,833-

No depreciation has been charged for the nine months ended September 30, 2012 and 2011, since the Company is in assembly and testing mode, not in operations.

The above assets has been transferred from ICBS Ltd, a related party (refer note 7).

NOTE 6 - CAPITAL STOCK

Authorized

The Company is authorized to issuance an unlimited amount of the following classes of shares:

Preferred shares

Class A, B, C and D shares with various rights and privileges.

As of September 30, 2012 and December 31, 2011, there were no shares of preferred stock issued and outstanding.

Common stock

The class A common shares and the class B common shares shall have attached thereto the following rights, privileges, restrictions and conditions:

Each class A common share shall entitle the holder thereof to one (1) vote at all meetings of the shareholders of the Corporation (except meetings at which only holders of a other specified class of shares are entitled to vote pursuant to the provisions hereof or pursuant to the provisions of the Canada Business Corporations Act (hereinafter refer ad to as the "Act")). Subject to the provisions of the Act or as otherwise expressly provided herein, the holders of the class B common shares shall not be entitled to receive notice of, nor to attend or vote at meetings of the shareholders of the Corporation.

The holders of the class A common shares shall be entitled to receive non-cumulative dividends, as and when declared by the board of directors, subject to the rights, privileges, restrictions and conditions attaching to the class A preferred shares, the class B preferred shares, the class C preferred shares, the class D preferred shares and to any other class of shares ranking prior to the class A common shares.

The Board of directors may, in its discretion, declare dividends on the class A common share s without having to concurrently declare dividends on the class B common share s.

The holders of the class B common shares shall be entitled to receive non-cumulative dividends, as and when declared by the board of directors, subject to the rights, privileges, restrictions and conditions attaching to the class A preferred shares, the class B preferred shares, the class C preferred shares the class D preferred shares and to any other class of shares ranking prior to the class B common shares.

The Board of directors may, in its discretion, declare dividends on the class B common share s without having to concurrently declare dividends on the class A common shares.

In the event of the liquidation, dissolution or winding-up of the Corporation, Whether voluntary or involuntary, or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, subject to the rights, privileges, restrictions and conditions attaching to the class A preferred shares, the class B preferred shares, the class C preferred shares, the class D preferred shares and to any other class of shares ranking prior to the class A common shares or the class B com on shares, the holders of the class A common shares and the holders of the class B common shares shall be entitled to receive the remaining property of the Corporation; the class A common shares and the class B common shares shall rank equally on a per share basis with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among shareholders for the purpose of winding-up its affairs.

During February 2006, the Company issued 1 Class A Common Share which on February 22, 2011 was cancelled and instead 100 Class A common shares were issued for the same paid up capital ($100 CDN - $101 USD).

As of September 30, 2012 and December 31, 2011, there were 100 shares of Class A common stock issued and outstanding.

F-10

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

Notes to Interim Unaudited Condensed Financial Statements

September 30, 2012 and 2011

NOTE 7 - RELATED PARTY TRANSACTIONS

Mr. Garth McIntosh, the Company’s Chairman of the Board, Chief Executive Officer and President, is also a majority shareholder of ICBS Ltd. which is the largest shareholder of Canwealth Minerals Corporation. As of September 30, 2012 and December 31, 2011, the Company has taken loans from shareholders of $95,046 and $90,984, respectively. No formal repayment terms or arrangements existed. The entire above loan are non-interest bearing and payable on demand.

ICBS Ltd. has given a loan to the Company and also transferred the assets worth $50,833 as of September 30, 2012. As of September 30, 2012, the Company acquired intangible asset of $12,865 through loans from related parties.

NOTE 8 – INCOME TAXES

The Company follows Accounting Standards Codification subtopic 740-10, Income Taxes (“ASC 740-10”) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes include, but not limited to, accounting for intangibles, debt discounts associated with convertible debt, equity based compensation and depreciation and amortization.

At September 30, 2012, the Company has available for federal income tax purposes a net operating loss carry forward of approximately $27,000, which expires in the year 2031, and approximately $5,600 which expires in 2032 that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company; it is more likely than not that the benefits will not be realized. Based upon the change in ownership rules under section 382 of the Internal Revenue Code of 1986, if in the future the Company issues common stock or additional equity instruments convertible in common shares which result in an ownership change exceeding the 50% limitation threshold imposed by that section, all of the Company’s net operating losses carry forwards may be significantly limited as to the amount of use in a particular years. All or portion of the remaining valuation allowance may be reduced in future years based on an assessment of earnings sufficient to fully utilize these potential tax benefits.

F-11

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

Notes to Interim Unaudited Condensed Financial Statements

September 30, 2012 and 2011

NOTE 8 – INCOME TAXES (CONTINUED)

At September 30, 2012, the significant components of the deferred tax assets (liabilities) are summarized below:

Net operating loss carry forwards expiring through 2032	$32,600

Tax Asset	6,200
Less valuation allowance	(6,200)
Balance	$—

Net operating loss carry forwards 2012 (estimated)	$32,600
Balance	$32,600

The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expenses. As of September 30, 2012, the Company has no unrecognized tax benefit from uncertain tax positions, including interest and penalties.

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

Statutory federal (CDN) income tax rate	11.0%
Provincial (CDN) income taxes and other	9.0%

Effective tax rate	20.0%

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

Deferred Tax Asset: (Liability)

Net operating loss carry forward	$32,600
Subtotal	32,600
Valuation allowance	(32,600)

Net Deferred Tax Asset (Liability)	$—

NOTE 9- COMMITMENTS AND CONTINGENCIES

Operating lease

The Company does not currently lease facilities.

Litigation

The Company may be subject to legal proceedings and claims which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity. The Company had no pending legal proceedings or claims other than described above as of September 30, 2012.

F-12

CANWEALTH MINERALS CORPORATION

(An Exploratory Stage Company)

Notes to Interim Unaudited Condensed Financial Statements

September 30, 2012 and 2011

NOTE 10- SUBSEQUENT EVENTS

Prior to the consummation of the merger, the stockholders of Canwealth Minerals Corporation, a company organized on February 1, 2006 under the laws of the Canada Business Corporations Act (“Canwealth Quebec”), contributed their shares of Canwealth Quebec to Canwealth Minerals Corporation, a Delaware corporation (“Canwealth Delaware”) in exchange for shares of Canwealth Delaware common stock pursuant to contribution agreement dated November 29, 2012.  As a result of the foregoing, Canwealth Quebec is a wholly-owned subsidiary of Canwealth Delaware.  Following the merger, USG1, Inc., a Delaware corporation (“USG1”), succeeded to the mining business and operations of Canwealth Quebec.  Prior to the merger, there were no material relationships between USG1 and Canwealth Delaware or Canwealth Quebec or between Companies respective affiliates, directors or officers. All USG1 pre-merger liabilities were settled prior to closing.  Upon the effectiveness of the merger, the existing directors and officers of USG1 each resigned and Garth McIntosh was elected as the sole officer and director of USG1.

Due to a conflict of interest, on November 24, 2012, one of the shareholder and directors of the Corporation sold his 20% interest back to the Corporation for $20 and he resigned from his position on the Board of Directors, all in accordance with the non-concurrence agreements signed by all shareholder and directors. The remaining shareholders and directors approved the transaction on behalf of the company. These 20 shares were re-issued to the remaining shareholders in accordance with their percentage interest in the Company.

Canwealth Minerals Corporation (Delaware) secured a $20,000 loan from a private individual on October 20, 2012 which was then transferred into the accounts of Canwealth Minerals Corporation (Canada). This loan was used to finance some of the operations of the Company. The loan bears interest at 20% p.a. and can be repaid with Canwealth Minerals Corporation (Delaware) stock according to a discounted factor of 40% of the market price of the shares. The loan is due on January 20, 2013 and has not been repaid by the Delaware Corporation.

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